UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )

____________________________________________________________________________

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

LUXFER HOLDINGS PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11.

Luxfer Holdings PLC (the “Company”) Online Go to www.envisionreports.com/LXFR or scan the QR code — login details are located in the shaded bar below.Votes submitted electronically must be received by 6:00 P.M. Eastern Daylight Time on June 6, 2023 (11:00 P.M. BST on June 6, 2023) or, if you are voting by mail, your printed proxy card must be received at the address stated on the card by June 6, 2023. Shareholder Meeting NoticeImportant Notice Regarding the Availability of Proxy Materials for the Luxfer Holdings PLC Annual General Meeting of Shareholders to be held on June 7, 2023 Pursuant to US Securities and Exchange Commission regulations, you are receiving this notice that the Proxy Materials for the Annual General Meeting of Shareholders are available online. Follow the instructions below to view the materials, vote online, or request a copy of the proxy materials. The items to be voted on and location of the Annual General Meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you online. We encourage you to access and review all important information contained in the proxy materials before voting. The 2023 Proxy Statement on Form DEF14A, the Annual Report on Form 10-K for the year ended December 31, 2022, the 2022 UK Report and Accounts (including the Directors’ Remuneration Report), and the AGM Location Map are available to shareholders at: www.envisionreports.com/LXFR Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/LXFR. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future proxy materials. Obtaining a Copy of the Proxy Materials: If you want to receive a copy of the proxy materials, you must request one. There is no charge for requesting a copy. Please make your request as instructed on the reverse side on or before May 24, 2023 to facilitate timely delivery.

Shareholder Meeting NoticeLuxfer Holdings PLC’s Annual General Meeting of Shareholders will be held on June 7, 2023 at 8:30 a.m. BST at the Luxfer MEL Technologies site, which is located at Lumns Lane, Manchester, M27 8LN, United Kingdom (with entrance on Rake Lane). Proposals to be voted on at the meeting are listed below. The Board of Directors unanimously recommends that you vote FOR Resolutions 1-8 and 10-13, and EVERY 1 YEAR for Resolution 9. ORDINARY RESOLUTIONS 1. To re-elect Andy Butcher as a Director of the Company. 2. To re-elect Patrick Mullen as a Director of the Company. 3. To re-elect Richard Hipple as a Director of the Company. 4. To re-elect Clive Snowdon as a Director of the Company. 5. To elect Sylvia A. Stein as a Director of the Company. 6. To re-elect Lisa Trimberger as a Director of the Company. 7. To approve, by non-binding advisory vote, the Directors’ Remuneration Report for the year ended December 31, 2022. 8. To approve, by non-binding advisory vote, the compensation of the Company’s Named Executive Officers. 9. To approve, by non-binding advisory vote, the frequency of “Say-on-Pay” votes. 10. To ratify the re-appointment of PricewaterhouseCoopers LLP as the independent auditor (the “Independent Auditor”) of the Company until conclusion of the 2024 Annual General Meeting. 11. To authorize the Audit Committee of the Board of Directors to set the Independent Auditor’s remuneration. 12. To authorize the Board of Directors to allot shares in the Company and to grant rights to subscribe for or to convert any security into shares in the Company, pursuant to section 551 of the UK Companies Act 2006 (the “Companies Act”). SPECIAL RESOLUTION 13. Subject to Resolution 12 being duly passed as an ordinary resolution, to authorize the Board of Directors to allot equity securities for cash and/or sell ordinary shares held by the Company as treasury shares for cash, in each case as if section 561 of the Companies Act regarding preemption rights does not apply to such allotment or sale, pursuant to sections 570 and 573 of the Companies Act. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares, you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/LXFR. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Luxfer Holdings PLC” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 24, 2023.